CNO FINANCIAL GROUP

Quarterly Financial Supplement - 4Q2010

February 22, 2011

Table of Contents

CNO Financial Group, Inc.
Consolidated balance sheet (in millions)

	Mar-09	Jun-09	Sep-09	Dec-09	Mar-10	Jun-10	Sep-10	Dec-10
Assets								
Investments:								
Fixed maturities, available for sale, at fair value	$15,396.8	$16,876.2	$18,568.0	$18,528.4	$18,813.8	$19,935.7	$21,007.5	$20,633.9
Equity securities at fair value	32.5	32.3	30.7	31.0	31.1	31.0	41.1	68.1
Mortgage loans	2,140.5	2,094.1	2,030.8	1,965.5	1,936.6	1,948.1	1,825.6	1,761.2
Policy loans	361.3	361.9	299.2	295.2	294.0	292.9	290.9	284.4
Trading securities	280.3	258.9	275.8	293.3	332.0	360.7	389.7	372.6
Investments held by variable interest entities*	0.0	0.0	0.0	0.0	511.7	478.4	454.8	420.9
Securities lending collateral	243.9	259.9	207.0	180.0	147.4	77.6	0.0	0.0
Other invested assets	101.6	131.6	192.4	236.8	236.3	167.2	189.5	240.9
Total investments	18,556.9	20,014.9	21,603.9	21,530.2	22,302.9	23,291.6	24,199.1	23,782.0
Cash and cash equivalents - unrestricted	769.6	881.3	532.3	523.4	321.1	323.7	548.8	571.9
Cash and cash equivalents held by variable interest entities*	4.5	3.7	12.0	3.4	24.3	13.5	18.3	26.8
Accrued investment income	312.5	302.9	317.4	309.0	334.0	323.1	345.3	327.8
Present value of future profits	1,425.5	1,335.1	1,220.5	1,175.9	1,133.2	1,077.3	1,028.3	1,008.6
Deferred acquisition costs	1,874.5	1,874.9	1,779.1	1,790.9	1,788.0	1,700.0	1,612.7	1,764.2
Reinsurance receivables	3,155.3	3,049.8	3,444.8	3,559.0	3,444.1	3,357.2	3,315.7	3,256.3
Income tax assets, net	2,068.6	1,607.3	1,057.4	1,124.0	1,021.9	769.0	536.7	839.4
Assets held in separate accounts	17.0	18.5	19.5	17.3	17.0	15.6	16.7	17.5
Other assets	322.9	345.1	282.1	310.7	398.4	349.8	352.0	305.1
Total assets	$28,507.3	$29,433.5	$30,269.0	$30,343.8	$30,784.9	$31,220.8	$31,973.6	$31,899.6
Liabilities								
Liabilities for insurance products:								
Interest-sensitive products	$13,215.3	$13,124.1	$13,208.7	$13,219.2	$13,217.7	$13,177.8	$13,217.6	$13,194.7
Traditional products	9,864.3	9,913.4	10,006.8	10,063.5	10,137.6	10,199.7	10,253.0	10,307.6
Claims payable and other policyholder funds	987.8	972.4	945.8	994.0	969.4	946.0	939.4	968.7
Liabilities related to separate accounts	17.0	18.5	19.5	17.3	17.0	15.6	16.7	17.5
Other liabilities	506.5	715.9	565.0	610.4	583.6	683.6	833.9	496.3
Investment borrowings	758.3	747.6	714.9	683.9	454.5	454.2	653.9	1,204.1
Borrowings related to variable interest entities*	0.0	0.0	0.0	0.0	495.4	449.7	425.0	386.9
Securities lending payable	256.4	267.3	212.7	185.7	152.4	82.0	0.0	0.0
Notes payable - direct corporate obligations	1,310.5	1,259.3	1,261.9	1,037.4	1,037.2	1,029.4	1,029.8	998.5
Total liabilities	26,916.1	27,018.5	26,935.3	26,811.4	27,064.8	27,038.0	27,369.3	27,574.3
Shareholders' equity								
Common stock	1.9	1.9	1.9	2.5	2.5	2.5	2.5	2.5
Additional paid-in capital	4,105.6	4,108.2	4,110.6	4,408.8	4,411.0	4,418.8	4,421.6	4,424.2
Accumulated deficit	(675.8)	(648.2)	(632.8)	(614.6)	(590.4)	(557.3)	(507.9)	(339.7)
Total shareholders' equity before accumulated other comprehensive income (loss)	3,431.7	3,461.9	3,479.7	3,796.7	3,823.1	3,864.0	3,916.2	4,087.0
Accumulated other comprehensive income (loss)	(1,840.5)	(1,046.9)	(146.0)	(264.3)	(103.0)	318.8	688.1	238.3
Total shareholders' equity	1,591.2	2,415.0	3,333.7	3,532.4	3,720.1	4,182.8	4,604.3	4,325.3
Total liabilities and shareholders' equity	$28,507.3	$29,433.5	$30,269.0	$30,343.8	$30,784.9	$31,220.8	$31,973.6	$31,899.6

	1Q09	2Q09	3Q09	4Q09	1Q10	2Q10	3Q10	4Q10
Book value per share at period-end (1) (2)	$18.57	$18.72	$18.82	$15.14	$15.24	$15.39	$15.60	$16.28
Book value per share assuming conversion of convertible securities (1) (3)	$18.57	$18.68	$18.72	$13.96	$13.68	$13.52	$13.70	$14.23

* Effective January 1, 2010, the Company began reporting assets and liabilities related to variable interest entities required to be consolidated under a new accounting standard.

CNO Financial Group, Inc.
Consolidated statement of operations (in millions)

	1Q09	2Q09	3Q09	4Q09	2009	1Q10	2Q10	3Q10	4Q10	2010
Revenues										
Insurance policy income	$782.8	$791.3	$772.0	$747.5	$3,093.6	$664.6	$667.9	$674.5	$663.0	$2,670.0
Net investment income (loss):										
General account assets	308.8	308.5	306.3	307.3	1,230.9	315.2	321.1	326.5	332.2	1,295.0
Policyholder and reinsurer accounts and other special-purpose portfolios	(18.2)	9.0	56.5	14.5	61.8	24.0	(22.7)	43.3	27.3	71.9
Realized investment gains (losses):										
Net realized investment gains, excluding impairment losses	85.1	20.3	15.4	14.1	134.9	15.4	11.2	28.1	125.3	180.0
Other-than-temporary impairment losses:										
Total other-than-temporary impairment losses	(108.1)	(53.7)	(162.4)	(60.8)	(385.0)	(17.7)	(29.3)	(22.8)	(77.0)	(146.8)
Change in other-than-temporary impairment losses recognized in accumulated other comprehensive income (loss)	16.1	17.1	126.7	29.7	189.6	(2.6)	1.4	(1.7)	(0.1)	(3.0)
Net impairment losses recognized	(92.0)	(36.6)	(35.7)	(31.1)	(195.4)	(20.3)	(27.9)	(24.5)	(77.1)	(149.8)
Total realized gains (losses)	(6.9)	(16.3)	(20.3)	(17.0)	(60.5)	(4.9)	(16.7)	3.6	48.2	30.2
Fee revenue and other income	3.0	3.1	4.1	5.4	15.6	3.5	3.6	4.6	5.1	16.8
Total revenues	1,069.5	1,095.6	1,118.6	1,057.7	4,341.4	1,002.4	953.2	1,052.5	1,075.8	4,083.9
Benefits and expenses										
Insurance policy benefits	753.5	781.1	782.7	749.4	3,066.7	699.0	651.0	700.0	673.7	2,723.7
Interest expense	23.2	32.7	31.9	30.1	117.9	27.5	28.7	28.4	28.6	113.2
Amortization	120.8	101.8	113.3	96.8	432.7	102.6	96.6	118.6	126.0	443.8
Loss on extinguishment or modification of debt	9.5	0.0	0.0	12.7	22.2	1.8	0.9	0.0	4.1	6.8
Other operating costs and expenses	120.3	130.4	126.6	151.0	528.3	118.4	124.2	128.2	132.1	502.9
Total benefits and expenses	1,027.3	1,046.0	1,054.5	1,040.0	4,167.8	949.3	901.4	975.2	964.5	3,790.4
Income before income taxes	42.2	49.6	64.1	17.7	173.6	53.1	51.8	77.3	111.3	293.5
Income tax expense on period income	15.3	17.4	22.0	5.4	60.1	19.2	18.7	27.9	38.1	103.9
Valuation allowance for deferred tax assets	2.4	4.6	26.7	(5.9)	27.8	0.0	0.0	0.0	(95.0)	(95.0)
Net income	$24.5	$27.6	$15.4	$18.2	$85.7	$33.9	$33.1	$49.4	$168.2	$284.6

CNO Financial Group, Inc.

Earnings per share analysis ($ in millions, except per share amounts)	1Q09	2Q09	3Q09	4Q09	2009	1Q10	2Q10	3Q10	4Q10	2010
Income (loss) before net realized investment losses, net of related amortization and income taxes:										
Bankers Life	$44.7	$63.3	$85.4	$84.6	$278.0	$53.2	$64.0	$95.5	$71.4	$284.1
Washington National	33.6	25.2	29.1	23.0	110.9	27.6	21.1	27.2	28.7	104.6
Colonial Penn	5.1	11.0	7.4	5.9	29.4	5.3	7.6	7.8	5.8	26.5
Other CNO Business	(2.4)	(4.0)	(7.5)	(29.7)	(43.6)	(1.9)	8.8	(24.4)	6.0	(11.5)
Corporate operations:										
Interest expense on debt	(13.7)	(23.9)	(24.0)	(23.1)	(84.7)	(19.5)	(19.8)	(20.0)	(20.0)	(79.3)
Loss on extinguishment or modification of debt	(9.5)	0.0	0.0	(12.7)	(22.2)	(1.8)	(0.9)	0.0	(4.1)	(6.8)
Other corporate expenses, net	(8.7)	(8.8)	(7.4)	(12.8)	(37.7)	(5.0)	(11.8)	(12.3)	(13.7)	(42.8)
Net realized investment gains (losses), net of related amortization	(6.9)	(13.2)	(18.9)	(17.5)	(56.5)	(4.8)	(17.2)	3.5	37.2	18.7
Income before taxes	42.2	49.6	64.1	17.7	173.6	53.1	51.8	77.3	111.3	293.5
Taxes	15.3	17.4	22.0	5.4	60.1	19.2	18.7	27.9	38.1	103.9
Valuation allowance for deferred tax assets	2.4	4.6	26.7	(5.9)	27.8	0.0	0.0	0.0	(95.0)	(95.0)
Net income	$24.5	$27.6	$15.4	$18.2	$85.7	$33.9	$33.1	$49.4	$168.2	$284.6
Diluted earnings per share	$0.13	$0.15	$0.08	$0.09	$0.45	$0.13	$0.12	$0.17	$0.56	$0.99
Net realized investment gains (losses), net of related amortization and taxes, per share	($0.04)	($0.07)	($0.10)	($0.01)	($0.21)	($0.01)	($0.04)	$0.01	$0.08	$0.04
Valuation allowance for deferred tax assets	$0.00	$0.00	($0.11)	($0.01)	($0.12)	$0.00	$0.00	$0.00	$0.31	$0.31
Loss on extinguishment or modification of debt	($0.03)	$0.00	$0.00	($0.04)	($0.08)	$0.00	$0.00	$0.00	($0.01)	($0.01)
Diluted earnings per share, excluding net realized investment gains (losses), valuation allowance for deferred tax assets and loss on extinguishment or modification of debt	$0.20	$0.22	$0.29	$0.15	$0.86	$0.14	$0.16	$0.16	$0.18	$0.65

CNO Financial Group, Inc.
Computation of weighted average shares outstanding
(000s)

	1Q09	2Q09	3Q09	4Q09	2009	1Q10	2Q10	3Q10	4Q10	2010
Basic										
Shares outstanding, beginning of period	184,753.8	184,758.8	184,886.2	184,886.2	184,753.8	250,786.2	250,929.8	251,044.7	251,046.4	250,786.2
Weighted average shares issued during the period:										
Shares issued under equity offerings	0.0	0.0	0.0	14,115.2	3,528.8	0.0	0.0	0.0	0.0	0.0
Shares issued under stock option and restricted stock plans	0.3	60.8	0.0	0.0	82.7	2.3	67.8	0.1	18.2	240.0
Shares withheld for the payment of the exercise price of stock options and taxes	0.0	0.0	0.0	0.0	0.0	(0.7)	(3.4)	0.0	(0.5)	(53.5)
Weighted average basic shares outstanding during the period	184,754.1	184,819.6	184,886.2	199,001.4	188,365.3	250,787.8	250,994.2	251,044.8	251,064.1	250,972.7
Basic shares outstanding, end of period	184,758.8	184,886.2	184,886.2	250,786.2	250,786.2	250,929.8	251,044.7	251,046.4	251,084.2	251,084.2
Diluted										
Weighted average basic shares outstanding	184,754.1	184,819.6	184,886.2	199,001.4	188,365.3	250,787.8	250,994.2	251,044.8	251,064.1	250,972.7
Common stock equivalent shares related to:										
Convertible debentures	0.0	0.0	0.0	17,122.1	4,280.5	39,532.4	49,793.3	53,363.6	53,366.9	49,014.1
Stock option and restricted stock plans	2.1	409.3	959.6	1,404.7	693.9	1,760.3	1,860.6	1,631.2	2,231.1	1,870.8
Weighted average diluted shares outstanding during the period	184,756.2	185,228.9	185,845.8	217,528.2	193,339.7	292,080.5	302,648.1	306,039.6	306,662.1	301,857.6
Diluted shares outstanding, end of period	184,760.9	185,295.5	185,845.8	284,338.0	284,338.0	296,498.0	306,268.9	306,044.5	306,682.1	306,682.1

CNO Financial Group, Inc.
Bankers Life
Analysis of income before taxes (in millions)

	1Q09	2Q09	3Q09	4Q09	2009	1Q10	2Q10	3Q10	4Q10	2009
Insurance policy income	$491.5	$497.6	$493.1	$477.0	$1,959.2	$396.2	$400.7	$405.1	$394.2	$1,596.2
Net investment income (loss):										
General account invested assets	155.4	160.2	162.2	165.8	643.6	172.2	177.0	182.4	187.7	719.3
Fixed index products	(13.5)	(2.5)	33.6	6.9	24.5	12.1	(15.3)	21.9	13.9	32.6
Other special-purpose portfolios	0.3	5.9	3.8	0.0	10.0	1.6	(1.2)	4.2	2.4	7.0
Net realized investment gains (losses)	(1.9)	(14.9)	(17.9)	3.3	(31.4)	(3.0)	(10.3)	18.3	57.1	62.1
Fee revenue and other income	1.4	1.6	2.4	4.8	10.2	2.3	2.7	3.6	4.2	12.8
Total revenues	633.2	647.9	677.2	657.8	2,616.1	581.4	553.6	635.5	659.5	2,430.0
Insurance policy benefits	429.6	422.9	412.1	402.9	1,667.5	350.6	344.2	341.8	339.9	1,376.5
Amounts added to policyholder account balances:										
Annuity products and interest-sensitive life products other than fixed index products	45.9	48.2	46.8	42.2	183.1	43.8	44.1	43.3	44.1	175.3
Fixed index products	(8.3)	16.0	29.1	17.6	54.4	22.1	(5.6)	17.0	22.0	55.5
Amortization related to operations	75.6	63.1	74.5	54.7	267.9	67.0	70.6	76.4	76.5	290.5
Amortization related to net realized investment gains (losses)	0.5	(1.6)	(1.3)	2.6	0.2	0.5	(0.5)	1.4	8.8	10.2
Interest expense on investment borrowings	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	1.0
Other operating costs and expenses	47.6	49.3	47.2	52.5	196.6	47.7	46.6	43.2	47.5	185.0
Total benefits and expenses	590.9	597.9	608.4	572.5	2,369.7	531.7	499.4	523.1	539.8	2,094.0
Income before income taxes	$42.3	$50.0	$68.8	$85.3	$246.4	$49.7	$54.2	$112.4	$119.7	$336.0

Health underwriting margins (in millions)	1Q09	2Q09	3Q09	4Q09	2009	1Q10	2Q10	3Q10	4Q10	2010
Medicare supplement:										
Earned premium	$165.3	$165.6	$165.7	$166.4	$663.0	$178.8	$178.5	$178.2	$177.4	$712.9
Benefit ratio	70.2%	68.6%	72.4%	71.7%	70.7%	72.8%	70.7%	69.5%	70.7%	70.9%
Underwriting margin (earned premium less policy benefits)	$49.3	$52.0	$45.8	$47.1	$194.2	$48.6	$52.3	$54.4	$52.0	$207.3
PDP:										
Earned premium	$24.7	$21.5	$16.2	$16.2	$78.6	$18.0	$19.7	$19.3	$10.8	$67.8
Benefit ratio	95.5%	97.1%	68.0%	68.4%	84.7%	88.7%	89.8%	64.4%	60.7%	77.7%
Underwriting margin (earned premium less policy benefits)	$1.1	$0.6	$5.2	$5.1	$12.0	$2.0	$2.0	$6.9	$4.2	$15.1
PFFS:										
Earned premium	$97.9	$97.4	$91.9	$78.5	$365.7	$(0.1)	$(0.3)	$(0.4)	$0.2	$(0.6)
Benefit ratio	94.1%	93.7%	75.3%	83.5%	87.0%	N/A	N/A	N/A	N/A	N/A
Underwriting margin (earned premium less policy benefits)	$5.8	$6.1	$22.7	$12.9	$47.5	$5.0	$4.0	$6.5	$2.0	$17.5
Long-term care:										
Earned premium	$150.7	$152.0	$149.9	$151.8	$604.4	$149.1	$144.6	$146.8	$145.4	$585.9
Benefit ratio before interest income on reserves	105.1%	103.2%	108.3%	104.3%	105.2%	114.4%	113.0%	114.2%	113.3%	113.7%
Interest-adjusted benefit ratio	68.6%	66.4%	70.4%	66.4%	67.9%	75.2%	71.9%	73.2%	71.5%	73.0%
Underwriting margin (earned premium plus interest income on reserves less policy benefits)	$47.3	$51.0	$44.5	$50.9	$193.7	$36.9	$40.6	$39.4	$41.5	$158.4

CNO Financial Group, Inc.
Bankers Life

Average liabilities for insurance products (in millions) (continued)	1Q09	2Q09	3Q09	4Q09	2009	1Q10	2Q10	3Q10	4Q10	2010
Annuities:										
Mortality based	$252.9	$250.7	$249.3	$250.5	$250.9	$251.8	$250.7	$249.4	$248.5	$250.1
Fixed index	1,426.4	1,464.4	1,529.5	1,605.2	1,506.3	1,685.0	1,769.7	1,871.3	2,008.3	1,833.6
Deposit based	4,678.2	4,754.7	4,834.1	4,892.5	4,789.9	4,905.3	4,905.5	4,905.2	4,882.8	4,899.7
Medicare supplement and other supplemental health	4,050.4	4,090.0	4,143.3	4,204.9	4,122.1	4,275.6	4,337.4	4,376.8	4,431.4	4,355.3
Life:										
Interest sensitive	397.6	399.4	403.6	405.8	401.6	407.8	412.2	414.0	417.6	412.9
Non-interest sensitive	396.5	415.0	432.6	384.5	407.2	331.4	346.9	363.4	379.5	355.3
Total average liabilities for insurance products, net of reinsurance ceded	$11,202.0	$11,374.2	$11,592.4	$11,743.4	$11,478.0	$11,856.9	$12,022.4	$12,180.1	$12,368.1	$12,106.9

Present value of future profits (in millions)	1Q09	2Q09	3Q09	4Q09	2009	1Q10	2Q10	3Q10	4Q10	2010
Balance, beginning of period	$761.7	$727.6	$656.5	$587.4	$761.7	$569.5	$539.1	$495.3	$465.7	$569.5
Amortization related to operations	(31.8)	(26.7)	(19.8)	(18.3)	(96.6)	(22.5)	(21.5)	(19.1)	(16.9)	(80.0)
Amortization related to net realized investment (gains) losses	(0.1)	0.1	0.1	(0.1)	0.0	0.0	0.0	(0.1)	(0.4)	(0.5)
Effect of reinsurance transaction	0.0	0.0	0.0	(8.8)	(8.8)	0.0	0.0	0.0	0.0	0.0
Adjustment related to unrealized (gain) or loss on fixed maturities, available for sale	(2.2)	(44.5)	(49.4)	9.3	(86.8)	(7.9)	(22.3)	(10.4)	18.8	(21.8)
Balance, end of period	$727.6	$656.5	$587.4	$569.5	$569.5	$539.1	$495.3	$465.7	$467.2	$467.2

Deferred acquisition costs (in millions)	1Q09	2Q09	3Q09	4Q09	2009	1Q10	2Q10	3Q10	4Q10	2010
Balance, beginning of period	$1,216.2	$1,259.8	$1,257.6	$1,183.6	$1,216.2	$1,179.1	$1,171.3	$1,089.6	$1,011.4	$1,179.1
Deferred acquisition expenses	76.7	72.4	73.6	70.4	293.1	72.0	78.5	77.5	77.7	305.7
Amortization related to operations	(43.8)	(36.4)	(54.7)	(36.4)	(171.3)	(44.5)	(49.1)	(57.3)	(59.6)	(210.5)
Amortization related to net realized investment (gains) losses	(0.4)	1.5	1.2	(2.5)	(0.2)	(0.5)	0.5	(1.3)	(8.4)	(9.7)
Effect of reinsurance transaction	0.0	0.0	0.0	(77.5)	(77.5)	0.0	0.0	0.0	0.0	0.0
Adjustment related to unrealized (gain) or loss on fixed maturities, available for sale	11.1	(39.7)	(94.1)	41.5	(81.2)	(34.8)	(111.6)	(97.1)	128.4	(115.1)
Balance, end of period	$1,259.8	$1,257.6	$1,183.6	$1,179.1	$1,179.1	$1,171.3	$1,089.6	$1,011.4	$1,149.5	$1,149.5

CNO Financial Group, Inc.
Washington National

Analysis of income before taxes (in millions)	1Q09	2Q09	3Q09	4Q09	2009	1Q10	2Q10	3Q10	4Q10	2010
Insurance policy income	$151.0	$150.3	$149.7	$146.9	$597.9	$145.4	$144.7	$144.9	$146.0	$581.0
Net investment income (loss):										
General account invested assets	49.0	48.8	47.8	45.6	191.2	45.5	45.8	46.2	46.7	184.2
Trading account income related to reinsurer accounts	(1.7)	2.8	3.7	(0.6)	4.2	0.8	1.1	1.6	(1.0)	2.5
Change in value of embedded derivatives related to modified coinsurance agreements	0.2	(2.7)	(3.5)	(0.5)	(6.5)	(0.9)	(1.0)	(1.4)	2.0	(1.3)
Net realized investment gains (losses)	0.5	(0.6)	1.6	(4.1)	(2.6)	(1.2)	0.0	(2.3)	(3.9)	(7.4)
Fee revenue and other income	0.7	0.4	0.5	(0.1)	1.5	0.3	0.2	0.3	0.3	1.1
Total revenues	199.7	199.0	199.8	187.2	785.7	189.9	190.8	189.3	190.1	760.1
Insurance policy benefits	114.4	120.9	115.6	116.1	467.0	112.5	116.7	112.4	109.0	450.6
Amortization related to operations	15.9	13.3	12.9	11.8	53.9	14.8	13.1	14.4	14.6	56.9
Other operating costs and expenses	35.3	40.2	40.6	40.4	156.5	36.2	39.9	37.6	41.7	155.4
Total benefits and expenses	165.6	174.4	169.1	168.3	677.4	163.5	169.7	164.4	165.3	662.9
Income before income taxes	$34.1	$24.6	$30.7	$18.9	$108.3	$26.4	$21.1	$24.9	$24.8	$97.2

Health underwriting margins (in millions)	1Q09	2Q09	3Q09	4Q09	2009	1Q10	2Q10	3Q10	4Q10	2010
Medicare supplement:										
Earned premium	$47.3	$45.9	$44.8	$43.6	$181.6	$41.6	$40.2	$39.1	$37.5	$158.4
Benefit ratio	67.3%	71.2%	68.2%	66.3%	68.3%	65.7%	65.8%	67.0%	70.9%	67.3%
Underwriting margin (earned premium less policy benefits)	$15.4	$13.2	$14.3	$14.7	$57.6	$14.2	$13.8	$12.9	$10.9	$51.8
Supplemental health:										
Earned premium	$93.8	$94.7	$95.2	$97.9	$381.6	$98.0	$99.1	$100.6	$103.1	$400.8
Benefit ratio before interest income on reserves	76.0%	83.3%	76.6%	82.0%	79.5%	82.3%	83.2%	81.3%	75.0%	80.4%
Interest-adjusted benefit ratio	42.2%	49.7%	42.9%	49.1%	46.0%	49.4%	52.0%	50.5%	45.0%	49.2%
Underwriting margin (earned premium plus interest income on reserves less policy benefits)	$54.2	$47.7	$54.3	$49.7	$205.9	$49.6	$47.6	$49.7	$56.8	$203.7

CNO Financial Group, Inc.
Washington National

Average liabilities for insurance products (in millions) (continued)	1Q09	2Q09	3Q09	4Q09	2009	1Q10	2Q10	3Q10	4Q10	2010
Medicare supplement and other supplemental health	$2,505.0	$2,515.5	$2,525.9	$2,526.5	$2,518.2	$2,530.1	$2,485.5	$2,432.4	$2,432.5	$2,470.1
Non-interest sensitive life	481.5	476.2	340.3	208.6	376.7	206.8	206.5	207.8	205.7	206.7
Total average liabilities for insurance products, net of reinsurance ceded	$2,986.5	$2,991.7	$2,866.2	$2,735.1	$2,894.9	$2,736.9	$2,692.0	$2,640.2	$2,638.2	$2,676.8

Present value of future profits (in millions)	1Q09	2Q09	3Q09	4Q09	2009	1Q10	2Q10	3Q10	4Q10	2010
Balance, beginning of period	$491.8	$482.2	$474.5	$461.7	$491.8	$455.1	$447.6	$440.7	$433.8	$455.1
Amortization related to operations	(9.6)	(7.7)	(7.4)	(6.6)	(31.3)	(7.5)	(6.9)	(6.9)	(6.9)	(28.2)
Effect of reinsurance transaction	0.0	0.0	(5.4)	0.0	(5.4)	0.0	0.0	0.0	0.0	0.0
Balance, end of period	$482.2	$474.5	$461.7	$455.1	$455.1	$447.6	$440.7	$433.8	$426.9	$426.9

Deferred acquisition costs (in millions)	1Q09	2Q09	3Q09	4Q09	2009	1Q10	2Q10	3Q10	4Q10	2010
Balance, beginning of period	$159.7	$165.0	$171.4	$177.8	$159.7	$185.4	$190.2	$196.4	$206.7	$185.4
Deferred acquisition expenses	11.6	12.0	13.4	12.8	49.8	12.1	12.4	17.8	13.3	55.6
Amortization related to operations	(6.3)	(5.6)	(5.5)	(5.2)	(22.6)	(7.3)	(6.2)	(7.5)	(7.7)	(28.7)
Effect of reinsurance transaction	0.0	0.0	(1.5)	0.0	(1.5)	0.0	0.0	0.0	0.0	0.0
Balance, end of period	$165.0	$171.4	$177.8	$185.4	$185.4	$190.2	$196.4	$206.7	$212.3	$212.3

CNO Financial Group, Inc.
Colonial Penn

Analysis of income before taxes (in millions)	1Q09	2Q09	3Q09	4Q09	2009	1Q10	2Q10	3Q10	4Q10	2010
Insurance policy income	$47.1	$52.7	$48.4	$47.9	$196.1	$48.2	$49.3	$48.8	$48.6	$194.9
Net investment income on general account invested assets	9.8	9.8	9.5	9.6	38.7	9.7	9.7	9.9	10.0	39.3
Net realized investment gains	0.1	1.1	1.5	1.8	4.5	0.5	0.0	2.0	4.1	6.6
Fee revenue and other income	0.2	0.2	0.2	0.3	0.9	0.2	0.1	0.2	0.2	0.7
Total revenues	57.2	63.8	59.6	59.6	240.2	58.6	59.1	60.9	62.9	241.5
Insurance policy benefits	36.1	36.0	34.7	35.1	141.9	36.4	35.2	36.1	36.1	143.8
Amounts added to annuity and interest-sensitive life product account balances	0.3	0.2	0.3	0.3	1.1	0.3	0.2	0.3	0.2	1.0
Amortization related to operations	8.4	8.0	8.4	8.5	33.3	8.7	8.8	7.0	8.8	33.3
Other operating costs and expenses	7.2	7.5	7.3	8.0	30.0	7.4	7.3	7.7	7.9	30.3
Total benefits and expenses	52.0	51.7	50.7	51.9	206.3	52.8	51.5	51.1	53.0	208.4
Income before income taxes	$5.2	$12.1	$8.9	$7.7	$33.9	$5.8	$7.6	$9.8	$9.9	$33.1

Average liabilities for insurance products (in millions)	1Q09	2Q09	3Q09	4Q09	2009	1Q10	2Q10	3Q10	4Q10	2010
Annuities - mortality based	$83.4	$82.1	$81.0	$80.4	$81.7	$79.9	$79.3	$79.2	$79.2	$79.4
Supplemental health	19.7	19.2	18.8	18.6	19.1	18.3	17.7	17.5	17.1	17.6
Life:										
Interest sensitive	24.1	23.3	23.0	22.4	23.2	21.9	21.6	21.1	20.7	21.3
Non-interest sensitive	568.6	569.1	568.4	572.3	569.6	576.6	578.2	580.3	583.6	579.7
Total average liabilities for insurance products, net of reinsurance ceded	$695.8	$693.7	$691.2	$693.7	$693.6	$696.7	$696.8	$698.1	$700.6	$698.0

Present value of future profits (in millions)	1Q09	2Q09	3Q09	4Q09	2009	1Q10	2Q10	3Q10	4Q10	2010
Balance, beginning of period	$105.3	$101.6	$98.4	$95.4	$105.3	$92.4	$89.4	$86.6	$84.0	$92.4
Amortization related to operations	(3.7)	(3.2)	(3.0)	(3.0)	(12.9)	(3.0)	(2.8)	(2.6)	(2.3)	(10.7)
Balance, end of period	$101.6	$98.4	$95.4	$92.4	$92.4	$89.4	$86.6	$84.0	$81.7	$81.7

Deferred acquisition costs (in millions)	1Q09	2Q09	3Q09	4Q09	2009	1Q10	2Q10	3Q10	4Q10	2010
Balance, beginning of period	$174.8	$183.9	$190.0	$195.8	$174.8	$199.8	$211.0	$217.0	$223.7	$199.8
Deferred acquisition expenses	13.8	10.9	11.2	9.5	45.4	16.9	12.0	11.1	9.3	49.3
Amortization related to operations	(4.7)	(4.8)	(5.4)	(5.5)	(20.4)	(5.7)	(6.0)	(4.4)	(6.5)	(22.6)
Balance, end of period	$183.9	$190.0	$195.8	$199.8	$199.8	$211.0	$217.0	$223.7	$226.5	$226.5

CNO Financial Group, Inc.
Other CNO Business

Analysis of income (loss) before taxes (in millions)	1Q09	2Q09	3Q09	4Q09	2009	1Q10	2Q10	3Q10	4Q10	2010
Insurance policy income	$93.2	$90.7	$80.8	$75.7	$340.4	$74.8	$73.2	$75.7	$74.2	$297.9
Net investment income (loss):										
General account invested assets	94.4	89.7	86.7	86.3	357.1	87.8	88.5	88.0	87.8	352.1
Fixed index products	(7.0)	(0.4)	11.0	3.4	7.0	3.9	(6.5)	6.2	6.2	9.8
Trading account income related to policyholder accounts	(0.6)	2.9	4.5	1.0	7.8	0.9	(1.6)	2.3	1.1	2.7
Net realized investment gains (losses)	2.2	(4.1)	(1.1)	(20.6)	(23.6)	0.1	(5.0)	(13.0)	(9.7)	(27.6)
Total revenues	182.2	178.8	181.9	145.8	688.7	167.5	148.6	159.2	159.6	634.9
Insurance policy benefits	100.2	94.5	91.0	90.9	376.6	90.3	84.3	110.4	82.6	367.6
Amounts added to policyholder account balances:										
Annuity products and interest-sensitive life products other than fixed index products	35.5	35.5	35.0	32.8	138.8	32.4	31.4	32.4	31.4	127.6
Fixed index products	(0.2)	6.9	18.1	11.5	36.3	10.6	0.5	6.3	8.4	25.8
Amortization related to operations	20.9	20.5	18.9	21.3	81.6	12.2	3.6	20.7	15.1	51.6
Amortization related to net realized investment gains (losses)	(0.5)	(1.5)	(0.1)	(2.1)	(4.2)	(0.6)	1.0	(1.3)	2.2	1.3
Interest expense on investment borrowings	5.2	5.2	5.1	5.0	20.5	5.0	5.0	5.1	4.9	20.0
Other operating costs and expenses	20.8	24.3	22.4	34.6	102.1	18.8	20.0	21.7	20.9	81.4
Total benefits and expenses	181.9	185.4	190.4	194.0	751.7	168.7	145.8	195.3	165.5	675.3
Income (loss) before income taxes	$0.3	($6.6)	($8.5)	($48.2)	($63.0)	($1.2)	$2.8	($36.1)	($5.9)	($40.4)

Health underwriting margins (in millions)	1Q09	2Q09	3Q09	4Q09	2009	1Q10	2Q10	3Q10	4Q10	2010
Long-term care:										
Earned premium	$8.3	$8.1	$7.9	$7.8	$32.1	$7.7	$7.5	$7.5	$7.2	$29.9
Benefit ratio before interest income on reserves	210.1%	182.2%	154.2%	199.4%	186.7%	187.2%	212.9%	201.7%	243.0%	210.8%
Interest-adjusted benefit ratio	132.0%	103.1%	73.8%	122.1%	107.9%	96.8%	128.0%	116.9%	155.1%	123.8%
Underwriting margin (earned premium plus interest income on reserves less policy benefits)	$(2.7)	$(0.2)	$2.0	$(1.7)	$(2.6)	$0.2	$(2.1)	$(1.2)	$(4.0)	$(7.1)

CNO Financial Group, Inc.

Other CNO Business

Average liabilities for insurance products (in millions) (continued)	1Q09	2Q09	3Q09	4Q09	2009	1Q10	2Q10	3Q10	4Q10	2010
Annuities:										
Mortality based	$217.2	$215.8	$214.5	$213.2	$215.2	$212.0	$210.9	$209.8	$209.2	$210.5
Fixed index	836.5	773.6	751.9	752.2	778.5	743.6	728.1	705.5	678.0	713.8
Deposit based	688.8	669.6	652.1	635.7	661.5	620.0	659.6	705.0	698.8	670.9
Separate accounts	17.6	17.7	19.0	18.4	18.2	17.1	16.3	16.2	17.1	16.7
Other health	486.9	488.0	485.7	482.8	485.9	480.9	480.1	479.4	479.8	480.0
Life:										
Interest sensitive	2,906.2	2,860.8	2,727.6	2,614.0	2,777.2	2,607.2	2,593.7	2,581.0	2,560.1	2,585.5
Non-interest sensitive	878.7	868.7	856.6	846.9	862.7	844.9	839.9	831.2	820.5	834.1
Total average liabilities for insurance products, net of reinsurance ceded	$6,031.9	$5,894.2	$5,707.4	$5,563.2	$5,799.2	$5,525.7	$5,528.6	$5,528.1	$5,463.5	$5,511.5

Present value of future profits (in millions)	1Q09	2Q09	3Q09	4Q09	2009	1Q10	2Q10	3Q10	4Q10	2010
Balance, beginning of period	$119.0	$114.1	$105.7	$76.0	$119.0	$58.9	$57.1	$54.7	$44.8	$58.9
Amortization related to operations	(5.8)	(3.1)	(10.9)	(16.6)	(36.4)	(1.3)	(1.6)	(9.7)	(7.1)	(19.7)
Amortization related to net realized investment (gains) losses	(0.8)	0.4	0.1	0.0	(0.3)	0.0	0.0	0.1	0.0	0.1
Adjustment related to unrealized (gain) or loss on fixed maturities, available for sale	1.7	(5.7)	(9.0)	(0.5)	(13.5)	(0.5)	(0.8)	(0.3)	(4.9)	(6.5)
Effect of reinsurance transaction	0.0	0.0	(9.9)	0.0	(9.9)	0.0	0.0	0.0	0.0	0.0
Balance, end of period	$114.1	$105.7	$76.0	$58.9	$58.9	$57.1	$54.7	$44.8	$32.8	$32.8

Deferred acquisition costs (in millions)	1Q09	2Q09	3Q09	4Q09	2009	1Q10	2Q10	3Q10	4Q10	2010
Balance, beginning of period	$261.9	$265.8	$255.9	$221.9	$261.9	$226.6	$215.5	$197.0	$170.9	$226.6
Deferred acquisition expenses	3.7	3.9	6.3	5.3	19.2	8.0	2.3	1.8	2.1	14.2
Other adjustments	0.0	0.0	0.0	0.0	0.0	0.0	(3.9)	(6.8)	0.0	(10.7)
Amortization related to operations	(15.1)	(17.4)	(8.0)	(4.7)	(45.2)	(10.9)	(2.0)	(11.0)	(8.0)	(31.9)
Amortization related to net realized investment (gains) losses	1.3	1.1	0.0	2.1	4.5	0.6	(1.0)	1.2	(2.2)	(1.4)
Adjustment related to unrealized (gain) or loss on fixed maturities, available for sale	14.0	2.5	(32.3)	2.0	(13.8)	(8.8)	(13.9)	(11.3)	13.1	(20.9)
Balance, end of period	$265.8	$255.9	$221.9	$226.6	$226.6	$215.5	$197.0	$170.9	$175.9	$175.9

CNO Financial Group, Inc.
Bankers Life
Premiums collected on insurance products (in millions)

	1Q09	2Q09	3Q09	4Q09	2009	1Q10	2Q10	3Q10	4Q10	2010
Annuities										
Fixed index (first-year)	$73.1	$90.8	$88.4	$97.8	$350.1	$104.0	$146.9	$146.3	$180.5	$577.7
Other fixed rate (first-year)	228.0	183.9	195.6	99.5	707.0	119.1	133.1	118.4	52.9	423.5
Other fixed rate (renewal)	1.0	0.7	0.7	0.9	3.3	1.1	1.1	1.1	1.0	4.3
Subtotal - other fixed rate annuities	229.0	184.6	196.3	100.4	710.3	120.2	134.2	119.5	53.9	427.8
Total annuities	302.1	275.4	284.7	198.2	1,060.4	224.2	281.1	265.8	234.4	1,005.5
Health										
Medicare supplement (first-year)	19.7	21.1	22.7	28.2	91.7	27.2	29.4	29.3	30.5	116.4
Medicare supplement (renewal)	136.1	134.1	146.2	145.6	562.0	149.4	139.4	140.8	151.8	581.4
Subtotal - Medicare supplement	155.8	155.2	168.9	173.8	653.7	176.6	168.8	170.1	182.3	697.8
Long-term care (first-year)	4.2	4.7	2.9	5.9	17.7	4.8	5.5	5.7	6.2	22.2
Long-term care (renewal)	141.7	147.2	151.4	143.6	583.9	144.7	141.1	139.3	137.3	562.4
Subtotal - long-term care	145.9	151.9	154.3	149.5	601.6	149.5	146.6	145.0	143.5	584.6
PDP and PFFS (first-year)	16.2	22.2	31.2	26.4	96.0	1.4	0.7	0.6	1.0	3.7
PDP and PFFS (renewal)	103.0	89.7	83.2	72.5	348.4	16.7	13.4	15.0	17.6	62.7
Subtotal - PDP and PFFS	119.2	111.9	114.4	98.9	444.4	18.1	14.1	15.6	18.6	66.4
Other health (first-year)	0.6	0.7	0.7	0.7	2.7	0.6	0.5	0.5	0.5	2.1
Other health (renewal)	2.3	2.3	2.4	2.3	9.3	2.3	2.4	2.2	2.3	9.2
Subtotal - other health	2.9	3.0	3.1	3.0	12.0	2.9	2.9	2.7	2.8	11.3
Total health	423.8	422.0	440.7	425.2	1,711.7	347.1	332.4	333.4	347.2	1,360.1
Life insurance										
First-year	16.8	19.4	23.4	23.0	82.6	20.2	24.8	25.8	26.9	97.7
Renewal	32.1	35.9	39.8	38.4	146.2	26.3	27.3	29.0	29.3	111.9
Total life insurance	48.9	55.3	63.2	61.4	228.8	46.5	52.1	54.8	56.2	209.6
Collections on insurance products										
Total first-year premium collections on insurance products	358.6	342.8	364.9	281.5	1,347.8	277.3	340.9	326.6	298.5	1,243.3
Total renewal premium collections on insurance products	416.2	409.9	423.7	403.3	1,653.1	340.5	324.7	327.4	339.3	1,331.9
Total collections on insurance products	$774.8	$752.7	$788.6	$684.8	$3,000.9	$617.8	$665.6	$654.0	$637.8	$2,575.2

CNO Financial Group, Inc.
Washington National
Premiums collected on insurance products (in millions)

	1Q09	2Q09	3Q09	4Q09	2009	1Q10	2Q10	3Q10	4Q10	2010
Health										
Medicare supplement (first-year)	$1.5	$1.9	$2.2	$1.6	$7.2	$1.2	$1.1	$0.7	$0.8	$3.8
Medicare supplement (renewal)	41.3	42.5	44.7	42.1	170.6	39.5	37.6	37.2	36.7	151.0
Subtotal - Medicare supplement	42.8	44.4	46.9	43.7	177.8	40.7	38.7	37.9	37.5	154.8
Supplemental health (first-year)	10.2	11.1	11.8	12.3	45.4	12.5	13.1	13.0	13.4	52.0
Supplemental health (renewal)	82.8	84.0	84.4	86.7	337.9	87.1	87.1	88.5	90.8	353.5
Subtotal - supplemental health	93.0	95.1	96.2	99.0	383.3	99.6	100.2	101.5	104.2	405.5
Other health (all renewal)	1.3	1.2	1.4	1.3	5.2	1.1	1.0	1.3	1.2	4.6
Total health	137.1	140.7	144.5	144.0	566.3	141.4	139.9	140.7	142.9	564.9
Life insurance										
First-year	0.2	0.2	0.2	0.2	0.8	0.2	0.1	0.1	0.4	0.8
Renewal	8.8	8.2	8.2	4.1	29.3	4.2	3.7	3.7	3.8	15.4
Total life insurance	9.0	8.4	8.4	4.3	30.1	4.4	3.8	3.8	4.2	16.2
Collections on insurance products										
Total first-year premium collections on insurance products	11.9	13.2	14.2	14.1	53.4	13.9	14.3	13.8	14.6	56.6
Total renewal premium collections on insurance products	134.2	135.9	138.7	134.2	543.0	131.9	129.4	130.7	132.5	524.5
Total collections on insurance products	$146.1	$149.1	$152.9	$148.3	$596.4	$145.8	$143.7	$144.5	$147.1	$581.1

CNO Financial Group, Inc.
Colonial Penn
Premiums collected on insurance products (in millions)

	1Q09	2Q09	3Q09	4Q09	2009	1Q10	2Q10	3Q10	4Q10	2010
Life insurance										
First-year	$9.2	$8.4	$7.9	$7.5	$33.0	$7.9	$8.1	$8.1	$8.2	$32.3
Renewal	37.8	37.4	37.7	41.4	154.3	39.4	38.6	38.8	38.6	155.4
Total life insurance	47.0	45.8	45.6	48.9	187.3	47.3	46.7	46.9	46.8	187.7
Health (all renewal)										
Medicare supplement	1.7	1.9	1.8	1.6	7.0	1.5	1.6	1.4	1.5	6.0
Other health	0.2	0.2	0.0	0.1	0.5	0.1	0.1	0.1	0.1	0.4
Total health	1.9	2.1	1.8	1.7	7.5	1.6	1.7	1.5	1.6	6.4
Collections on insurance products										
Total first-year premium collections on insurance products	9.2	8.4	7.9	7.5	33.0	7.9	8.1	8.1	8.2	32.3
Total renewal premium collections on insurance products	39.7	39.5	39.5	43.1	161.8	41.0	40.3	40.3	40.2	161.8
Total collections on insurance products	$48.9	$47.9	$47.4	$50.6	$194.8	$48.9	$48.4	$48.4	$48.4	$194.1

CNO Financial Group, Inc.
Other CNO Business
Premiums collected on insurance products (in millions)

	1Q09	2Q09	3Q09	4Q09	2009	1Q10	2Q10	3Q10	4Q10	2010
Annuities										
Fixed index (first-year)	$17.7	$20.5	$22.9	$9.9	$71.0	$3.5	$2.0	$2.4	$2.4	$10.3
Fixed index (renewal)	1.4	1.4	1.5	1.3	5.6	1.2	1.5	0.9	1.0	4.6
Subtotal - fixed index annuities	19.1	21.9	24.4	11.2	76.6	4.7	3.5	3.3	3.4	14.9
Other fixed rate (first-year)	0.1	0.1	0.5	0.1	0.8	0.2	0.5	0.2	0.0	0.9
Other fixed rate (renewal)	0.3	0.3	0.3	0.1	1.0	0.2	0.2	0.1	0.1	0.6
Subtotal - other fixed rate annuities	0.4	0.4	0.8	0.2	1.8	0.4	0.7	0.3	0.1	1.5
Total annuities	19.5	22.3	25.2	11.4	78.4	5.1	4.2	3.6	3.5	16.4
Health										
Long-term care (all renewal)	8.4	8.0	7.6	7.4	31.4	7.7	7.5	7.1	6.9	29.2
Other health (all renewal)	0.7	0.6	0.8	0.6	2.7	0.7	0.7	0.5	0.6	2.5
Total health	9.1	8.6	8.4	8.0	34.1	8.4	8.2	7.6	7.5	31.7
Life insurance										
First-year	0.3	0.3	0.6	1.0	2.2	0.6	0.7	0.6	0.4	2.3
Renewal	55.1	53.7	51.3	47.9	208.0	49.6	46.2	47.2	46.3	189.3
Total life insurance	55.4	54.0	51.9	48.9	210.2	50.2	46.9	47.8	46.7	191.6
Collections on insurance products										
Total first-year premium collections on insurance products	18.1	20.9	24.0	11.0	74.0	4.3	3.2	3.2	2.8	13.5
Total renewal premium collections on insurance products	65.9	64.0	61.5	57.3	248.7	59.4	56.1	55.8	54.9	226.2
Total collections on insurance products	$84.0	$84.9	$85.5	$68.3	$322.7	$63.7	$59.3	$59.0	$57.7	$239.7

CNO Financial Group, Inc.
Statutory information - consolidated basis (4) (in millions)

	1Q09	2Q09	3Q09	4Q09	2009	1Q10	2Q10	3Q10	4Q10 (*)	2010 (*)
Net gain from operations before interest expense and federal income taxes	$53.1	$84.0	$133.5	$58.2	$328.8	$55.6	$66.0	$97.3	$109.1	$328.0
Interest expense on surplus debentures held by parent company	10.1	9.7	27.2	12.3	59.3	12.0	12.2	12.2	12.3	48.7
Net gain from operations before federal income taxes	43.0	74.3	106.3	45.9	269.5	43.6	53.8	85.1	96.8	279.3
Federal income tax expense (benefit)	(0.7)	0.1	(5.3)	11.4	5.5	4.3	7.6	1.6	4.3	17.8
Net gain from operations before net realized capital gains (losses)	43.7	74.2	111.6	34.5	264.0	39.3	46.2	83.5	92.5	261.5
Net realized capital losses	(69.0)	(80.2)	(58.8)	21.5	(186.5)	(13.5)	(10.2)	(10.3)	(45.6)	(79.6)
Net income (loss)	($25.3)	($6.0)	$52.8	$56.0	$77.5	$25.8	$36.0	$73.2	$46.9	$181.9
Capital and surplus	$1,268.1	$1,254.0	$1,285.1	$1,410.7	$1,410.7	$1,418.5	$1,434.7	$1,443.1	$1,525.1	$1,525.1
Asset valuation reserve (AVR)	32.9	24.9	23.1	28.2	28.2	46.0	61.9	78.6	71.3	71.3
Capital, surplus and AVR	1,301.0	1,278.9	1,308.2	1,438.9	1,438.9	1,464.5	1,496.6	1,521.7	1,596.4	1,596.4
Interest maintenance reserve (IMR)	215.8	274.0	297.9	290.6	290.6	308.6	319.5	343.9	428.1	428.1
Total statutory capital, surplus, AVR & IMR	$1,516.8	$1,552.9	$1,606.1	$1,729.5	$1,729.5	$1,773.1	$1,816.1	$1,865.6	$2,024.5	$2,024.5

* Such amounts are preliminary as the statutory basis financial statements of our insurance subsidiaries for 4Q10 will be filed with the respective insurance regulators on or about March 1, 2011.

Notes

(1) Excludes accumulated other comprehensive income (loss).

(2) Shareholders' equity divided by common shares outstanding.

(3) Assumes conversion of all convertible securities.

(4) Based on statutory accounting practices prescribed or permitted by regulatory authorities for CNO Financial's insurance subsidiaries after appropriate elimination of intercompany accounts among such subsidiaries. Such accounting practices differ from GAAP.